Reinsurance and Indemnification	12 Months Ended
Dec. 31, 2018
Reinsurance Disclosures [Abstract]
Reinsurance and Indemnification

Note 10	Reinsurance and Indemnification

Effects of reinsurance and indemnification on property and casualty premiums written and earned and life premiums and contract charges
	For the years ended December 31,
($ in millions)	2018	2017	2016
Property and casualty insurance premiums written
Direct	$35,895	$33,685	$32,614
Assumed	99	64	47
Ceded	(1,008)	(1,007)	(1,061)
Property and casualty insurance premiums written, net of recoverables	$34,986	$32,742	$31,600

Property and casualty insurance premiums earned
Direct	$34,977	$33,221	$32,249
Assumed	87	50	45
Ceded	(1,016)	(971)	(987)
Property and casualty insurance premiums earned, net of recoverables	$34,048	$32,300	$31,307

Life premiums and contract charges
Direct	$2,001	$1,894	$1,766
Assumed	754	787	818
Ceded	(290)	(303)	(309)
Life premiums and contract charges, net of recoverables	$2,465	$2,378	$2,275

Property and casualty reinsurance and indemnification recoverables
Total amounts recoverable from reinsurers and indemnitors as of December 31, 2018 and 2017 were $7.27 billion and $6.57 billion, respectively, including $111 million and $96 million, respectively, related to property and casualty losses paid by the Company and billed to reinsurers and indemnitors, and $7.15 billion and $6.47 billion, respectively, estimated by the Company with respect to ceded or indemnifiable unpaid losses (including IBNR), which are not billable until the losses are paid. The allowance for uncollectible reinsurance was $65 million and $70 million as of December 31, 2018 and 2017, respectively, and is primarily related to reinsurance recoverables arising from the Discontinued Lines and Coverages segment. Indemnification recoverables are considered collectible based on the industry pool and facility enabling legislation.
Property and casualty programs are grouped by the following characteristics:

1.	Indemnification programs - industry pools, facilities or associations that are governed by state insurance statutes or regulations or the federal government.

2.	Catastrophe reinsurance programs - reinsurance protection for catastrophe exposure nationwide and by specific states, as applicable.

3.	Other reinsurance programs - reinsurance protection for asbestos, environmental and other liability exposures.
Property and casualty reinsurance is in place for the Allstate Protection, Discontinued Lines and Coverages and Service Businesses segments. The Company purchases reinsurance after evaluating the financial condition of the reinsurer as well as the terms and price of coverage.
Indemnification programs
The Company participates in state-based industry pools or facilities mandating participation by insurers offering certain coverage in their state, including the Michigan Catastrophic Claims Association (“MCCA”), the New Jersey Property-Liability Insurance Guaranty Association (“PLIGA”), the North Carolina Reinsurance Facility (“NCRF”) and the Florida Hurricane Catastrophe Fund (“FHCF”). When the Company pays qualifying claims under the coverage indemnified by a state’s pool or facility, the Company is reimbursed for the qualifying claim losses or expenses. Each state pool or facility may assess participating companies to collect sufficient amounts to meet its total indemnification requirements. The enabling legislation for each state’s pool or facility compels the pool or facility only to indemnify participating companies for qualifying claim losses or expenses; the state pool or facility does not underwrite the coverage or take on the ultimate risk of the indemnified business. As a pass through, these pools or facilities manage the receipt of assessments paid by participating companies and payment of indemnified amounts for covered claims presented by participating companies. The Company has not had any credit losses related to these indemnification programs.
State-based industry pools or facilities
Michigan Catastrophic Claims Association The MCCA is a statutory indemnification mechanism for member insurers’ qualifying personal injury protection claims paid for the unlimited lifetime medical benefits above the applicable retention level for qualifying injuries from automobile, motorcycle and commercial vehicle accidents. Indemnification recoverables on paid and unpaid claims, including IBNR, as of December 31, 2018 and 2017 include $5.40 billion and $5.26 billion, respectively, from the MCCA for its indemnification obligation.
As required for member companies by the MCCA, the Company reports covered paid and unpaid claims to the MCCA when estimates of loss for a reported claim are expected to exceed the retention level, the claims involve certain types of severe injuries, or there are litigation demands received suggesting the claim value exceeds certain thresholds. The retention level is adjusted upward every other MCCA fiscal year by the lesser of 6% or the increase in the Consumer Price Index. The retention level will be $580 thousand per claim for the fiscal two-years ending June 30, 2021 compared to $555 thousand per claim for the fiscal two-years ending June 30, 2019.
The MCCA is obligated to fund the ultimate liability of member companies’ qualifying claims and claim expenses. The MCCA does not underwrite the insurance coverage or hold any underwriting risk. The MCCA is funded by participating member companies (companies actively writing motor vehicle coverage in Michigan) through a per vehicle annual assessment that is currently $192 per vehicle insured. The MCCA is required to assess an amount each year sufficient to cover members’ actuarially determined present value of expected payments on lifetime claims of all persons expected to be catastrophically injured in that year, its operating expenses, and adjustments for the amount of excesses or deficiencies in prior assessments. The assessment is incurred by the Company as policies are written and recovered as a component of premiums from our customers.
The MCCA indemnifies members as qualifying claims are paid and billed by members to the MCCA. Unlimited lifetime covered losses result in significant levels of ultimate incurred claim reserves being recorded by member companies along with offsetting indemnification recoverables. Disputes with claimants over coverage on certain reported claims can result in additional losses, which may be recoverable from the MCCA, excluding litigation expenses.
The MCCA prepares statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Michigan Department of Insurance and Financial Services (“MI DOI”). The MI DOI has granted the MCCA a statutory permitted practice that expires in 2019 to discount its liabilities for loss and loss adjustment expense. As of June 30, 2018, the date of its most recent annual financial report, the MCCA had cash and invested assets of $20.54 billion and an accumulated deficit of $2.92 billion. The permitted practice reduced the accumulated deficit by $47.24 billion.
New Jersey Property-Liability Insurance Guaranty Association PLIGA serves as the statutory administrator of the Unsatisfied Claim and Judgment Fund (“UCJF”), Workers’ Compensation Security Fund and the New Jersey Surplus Lines Insurance Guaranty Fund.
In addition to its insolvency protection responsibilities, PLIGA reimburses insurers for unlimited excess medical benefits (“EMBs”) paid in connection with personal injury protection claims in excess of $75,000 for policies issued or renewed prior to January 1, 1991, and limited EMB claims in excess of $75,000 and capped at $250,000 for policies issued or renewed on or after January 1, 1991, to December 31, 2003.
A significant portion of the incurred claim reserves and the recoverables can be attributed to a small number of catastrophic claims. Assessments paid to PLIGA for the EMB program totaled $8.9 million in 2018. The amounts of paid and unpaid recoverables as of December 31, 2018 and 2017 were $461 million and $493 million, respectively.
PLIGA annually assesses all admitted property and casualty insurers writing covered lines in New Jersey for PLIGA indemnification and expenses. PLIGA assessments may be recouped as a surcharge on premiums collected. PLIGA does not ultimately retain underwriting risk as it assesses member companies for their expected qualifying losses to provide funding for payment of its indemnification obligation to member companies for their actual losses. As a pass through, PLIGA facilitates these transactions of receipt of assessments paid by member companies and payment to member companies for covered claims presented by them for indemnification. As of December 31, 2018, the date of its most recent annual financial report, PLIGA had a fund balance of $250 million.
As statutory administrator of the UCJF, PLIGA provides compensation to qualified claimants for personal injury protection, bodily injury, or death caused by private passenger automobiles operated by uninsured or “hit and run” drivers. The UCJF also provides private passenger pedestrian personal injury protection benefits when no other coverage is available.
PLIGA annually collects a UCJF assessment from all admitted property and casualty insurers writing motor vehicle liability insurance in New Jersey for UCJF indemnification and expenses. UCJF assessments can be expensed as losses recoverable in rates as appropriate. As of December 31, 2018, the date of its most recent annual financial report, the UCJF fund had a balance of $41 million.
North Carolina Reinsurance Facility The NCRF provides automobile liability insurance to drivers that insurers are not otherwise willing to insure. All insurers licensed to write automobile insurance in North Carolina are members of the NCRF. Premiums, losses and expenses are assigned to the NCRF. North Carolina law allows the NCRF to recoup operating losses for certain insureds through a surcharge to policyholders. As of September 30, 2018, the NCRF reported a deficit of $215 million in members’ equity. The NCRF implemented a loss recoupment surcharge on all private passenger policies effective October 1, 2018, through March 31, 2019. Member companies are assessed the recoupment surcharge. The loss recoupment surcharge will be adjusted on April 1, 2019, and discontinued once losses are recovered. The NCRF results are shared by the member companies in proportion to their respective North Carolina automobile liability writings. For the fiscal quarter ending September 30, 2018, net income was $95 million, including $1.1 billion of earned premiums, $206 million of certain private passenger auto risk recoupment and $228 million of member loss recoupments. As of December 31, 2018, the NCRF recoverables on paid claims is $9.8 million and recoverables on unpaid claims is $76.4 million. Paid recoverable balances, if covered, are typically settled within sixty days of monthly filing.
Florida Hurricane Catastrophe Fund Allstate subsidiaries Castle Key Insurance Company (“CKIC”) and Castle Key Indemnity Company (“CKI”, and together with CKIC, “Castle Key”) participate in the mandatory coverage provided by the FHCF and therefore have access to reimbursement for certain qualifying Florida hurricane losses from the FHCF. Castle Key has exposure to assessments and pays annual premiums to the FHCF for this reimbursement protection. The FHCF has the authority to issue bonds to pay its obligations to participating insurers in excess of its capital balances. Payment of these bonds is funded by emergency assessments on all property and casualty premiums in the state, except workers’ compensation, medical malpractice, accident and health insurance and policies written under the National Flood Insurance Program (“NFIP”). The FHCF emergency assessments are limited to 6% of premiums per year beginning the first year in which reimbursements require bonding, and up to a total of 10% of premiums per year for assessments in the second and subsequent years, if required to fund additional bonding. The FHCF issued $2 billion in pre-event bonds in 2013 to build its capacity to reimburse member companies’ claims. The FHCF plans to fund these pre-event bonds through current FHCF cash flows. Pursuant to an Order issued by the Florida Office of Insurance Regulation (“FL OIR”), the emergency assessment is zero for all policies issued or renewed on or after January 1, 2015.
Annual premiums earned and paid under the FHCF agreement were $10 million, $11 million and $12 million in 2018, 2017 and 2016, respectively. Qualifying losses were $143 million and $19 million in 2018 and 2017, respectively. There were no qualifying losses incurred in 2016. The Company has access to reimbursement provided by the FHCF for 90% of qualifying personal property losses that exceed its current retention of $54 million for the two largest hurricanes and $18 million for other hurricanes, up to a maximum total of $172 million, effective from June 1, 2018 to May 31, 2019. The amounts recoverable from the FHCF totaled $104 million and $19 million as of December 31, 2018 and 2017, respectively.
Federal Government - National Flood Insurance Program NFIP is a program administered by the Federal Emergency Management Agency (“FEMA”) whereby the Company sells and services NFIP flood insurance policies as an agent of FEMA and receives fees for its services. The Company is fully indemnified for claims and claim expenses and does not retain any ultimate risk for the indemnified business. The federal government is obligated to pay all claims and certain allocated loss adjustment expenses in accordance with the arrangement.
Congressional authorization for the NFIP is periodically evaluated and may be subjected to freezes, including when the federal government experiences a shutdown. Starting in 2017, FEMA established an NFIP reinsurance program to manage the future exposure of the NFIP through the transfer of risk to private reinsurance companies and capital market investors. Congress is evaluating the funding of the program as well as considering reforms to the program that would be incorporated in legislation to reauthorize the NFIP.
The amounts recoverable as of December 31, 2018 and 2017 were $31 million and $88 million, respectively. Premiums earned under the NFIP include $258 million, $263 million and $274 million in 2018, 2017 and 2016, respectively. Qualifying losses incurred include $118 million, $1.12 billion and $537 million in 2018, 2017 and 2016, respectively.
Catastrophe reinsurance
The Company’s reinsurance program is designed to provide reinsurance protection for catastrophes resulting from multiple perils including hurricanes, windstorms, hail, tornadoes, fires following earthquakes, earthquakes and wildfires.

•	The majority of our program comprises multi-year contracts, primarily placed in the traditional reinsurance market, such that generally one third of the program is renewed every year.

•	Coverage is generally purchased on a broad geographic, product line and multiple peril loss basis.

•	The Company purchases reinsurance from traditional reinsurance companies as well as the insurance linked securities market (e.g. “Property Claims Services Agreements” or “PCS Agreements”).

•	Florida property and New Jersey property and auto are each covered by separate agreements, as the risk of loss is different and our subsidiaries operating in these states are separately capitalized.
The Company has not experienced credit losses on its catastrophe reinsurance programs. The Company ceded premiums earned of $343 million, $344 million and $381 million under catastrophe reinsurance agreements in 2018, 2017 and 2016, respectively. The Company has the following catastrophe reinsurance agreements in effect as of December 31, 2018:
The Nationwide Excess Catastrophe Reinsurance Program (the “Nationwide Program”) provides $4.5 billion of reinsurance coverage subject to a $500 million retention and is subject to the amount of reinsurance placed in each of its nine layers. The Nationwide Program comprises four agreements: the Per Occurrence Excess Agreement, the 2014-1 PCS Agreement, the 2017-1 Excess Catastrophe Reinsurance Contract and the 2018-1 Excess Catastrophe Reinsurance Contract.
Per Occurrence Excess Agreement, which is placed in the traditional reinsurance market, reinsures personal lines property and automobile excess catastrophe losses caused by multiple perils in every state except New Jersey and only includes personal lines automobile excess catastrophe losses in Florida. The agreement comprises layers one through six and portions of layer eight. Coverage for each of the first through fifth layers comprises three contracts, with each contract providing one-third of 95% of the total layer limit and expiring May 31, 2019, May 31, 2020 and May 31, 2021. The contracts for each layers one through five include one mandatory reinstatement of limits per year, with premium required.
$517 million of reinsurance recoveries, including expenses, exhausted layers one through two and partially exhausted layer three due to the impact of the Camp Fire in the fourth quarter of 2018. The Company’s net loss also included $60 million of reinsurance premiums that were accelerated in conjunction with the reinstatement of these layers as of December 31, 2018, and $30 million of incremental reinstatement premiums to be recognized in 2019.
The sixth layer and eighth layer contracts placed in the traditional reinsurance market contain comparable contract terms and conditions as layers one through five. The sixth layer is 95% placed and comprises one contract expiring May 31, 2022. The contracts for layers one through six provide $3.07 billion in per occurrence reinsurance limits subject to a $500 million retention. Coverage for a portion of the eighth layer is provided by one contract expiring May 31, 2022. The contract provides a $446 million limit and is 29.37% placed. Unlike layer one through five contracts, the sixth and eighth layer contracts each contain an annual variable reset option which allows for the adjustment of each contract’s attachment and exhaustion levels within specified limits. The variable reset option requires a premium adjustment. The contracts for each of the first through fifth layers include one mandatory reinstatement of limits per year, with premium required. The sixth and eighth layer contracts each contain one mandatory reinstatement of limits over their seven year term with premium required. Reinsurance premiums for all contracts are subject to redetermination for exposure changes on an annual basis.
Another contract forming a portion of layer eight provides a $69 million limit in excess of a $2.75 billion retention, is 100% placed and expires May 31, 2019. Reinsurance limits of 5% of $1.25 billion in excess of $2.75 billion are deemed in place. In addition, recoveries from contracts in layers six through and including layer eight inure to the benefit of this contract.
2014-1 PCS Excess Agreement reinsures personal lines property and automobile excess catastrophe losses caused by hurricanes in 29 states and the District of Columbia, and earthquakes, including fires following earthquakes, in California, New York and Washington. The seventh layer contract is placed with a Bermuda insurance company, Sanders Re Ltd. (“Sanders Re”), which obtained funding from the insurance linked securities (“ILS”) market to collateralize the contract’s limit. The contract provides a $321 million limit in excess of a $3.07 billion retention and is 95% placed. The contract’s risk period ends May 21, 2019. Amounts payable under the contract are based on insured industry losses as reported by PCS and further adjusted to account for our exposures in reinsured areas. Reinsurance recoveries under the contract are limited to our ultimate net loss from a PCS-reported hurricane or earthquake. The contracts do not include a reinstatement of limits.
2017-1 Excess Catastrophe Reinsurance Contract reinsures personal lines property and automobile excess losses in 48 states and the District of Columbia, excluding Florida and initially New Jersey, caused by named storms, earthquakes and fires following earthquakes, severe thunderstorms, winter storms, volcanic eruptions, and meteorite impacts. This contract is included in the eighth layer and reinsures actual losses to personal lines property business located in the covered territory and arising out of a covered event. Amounts payable for automobile losses are based on insured industry losses as reported by PCS and further adjusted to account for the Company’s auto exposures in reinsured areas. Reinsurance recoveries under the contract are limited to our ultimate net loss from a covered event subject to the contract’s limit. The contract’s risk period began March 31, 2017 and terminates on November 30, 2021. The contract provides a $571 million limit and is 65.63% placed between a $3.40 billion to $3.97 billion layer. The contract contains a variable reset option, which the ceding entities may invoke for risk periods subsequent to the first risk period and which allows for the annual adjustment of the contract’s attachment and exhaustion levels within specified limits. The variable reset option requires a premium adjustment. The contract does not include a restatement of limits.
2018-1 Excess Catastrophe Reinsurance Contract reinsures personal lines property and automobile excess catastrophe losses in 48 states and the District of Columbia, excluding Florida and initially New Jersey, caused by named storms, earthquakes and fires following earthquakes, severe weather, wildfires, and other naturally occurring or man-made events determined to be a catastrophe by the Company. The ninth layer contract reinsures business located in the covered territory and arising out of a covered event. The contract’s risk period began April 1, 2018 and terminates on March 31, 2022. The contract provides one limit of $500 million during its four-year term, which can be used on a per occurrence or aggregate basis. For each qualifying loss occurrence, the contract provides 100% of $500 million in reinsurance limits between a $4.00 billion to $4.50 billion layer for the April 1, 2018 to March 31, 2019 period. The contract also provides an aggregate limit of 100% of $500 million in reinsurance limits between a $3.75 billion to $4.25 billion layer subject to an annual retention of $3.75 billion. For each annual period beginning April 1, Company declared catastrophes occurring during such annual period involving two or more exposures and resulting in more than $1 million in losses to personal lines property and automobile business can be aggregated to erode the aggregate retention and qualify for coverage under the aggregate limit. Reinsurance recoveries from and including layers one through eight of the Nationwide Program inure to the benefit of the aggregate. Reinsurance recoveries collected under the per occurrence limit of this contract are not eligible for cession under the aggregate limit of this contract. Reinsurance recoveries for all loss occurrences and aggregate losses qualifying for coverage during the contract’s four-year risk period are limited to our ultimate net loss from a covered event and subject to the contract’s $500 million limit. The contract contains a variable reset option, which the ceding entities may invoke for risk periods subsequent to the first risk period which allows for the annual adjustment of the contract’s attachment and exhaustion levels within specified limits. The variable reset option requires a premium adjustment. The contract does not include a reinstatement of limits.
While the 2017-1 Excess Catastrophe Reinsurance Contract and the 2018-1 Excess Catastrophe Contract do not provide reinsurance recoveries for New Jersey exposures for the risk period beginning March 31, 2017 and April 1, 2018, respectively, the contracts each allow for the inclusion of these exposures in the remaining risk periods if so elected and with premium due.
The following programs are designed apart from the Nationwide Program to address distinct exposures in certain states and markets. These programs are described below and are disregarded when determining coverage under the contracts included in the Nationwide Program.
The Company has a separate reinsurance program in Florida designed to cover personal lines property policies in Florida written through Castle Key, its separately capitalized wholly-owned subsidiaries.
Florida Excess Catastrophe Reinsurance Agreement comprises five contracts, as described below, which reinsures Castle Key for personal lines property excess catastrophe losses in Florida. The agreement includes two contracts placed in the traditional market, CKIC’s and CKI’s reimbursement contracts with the Florida Hurricane Catastrophe Fund (“Mandatory FHCF contracts”), and the Sanders Re 2017-2 Contract (“Sanders Re 2017-2 contract”) placed in the ILS markets.
Below FHCF Contract reinsures personal lines property excess catastrophe losses caused by multiple perils in Florida. The contract is 100% placed and provides three separate limits of $36 million in excess of a $20 million retention for each occurrence, of which two limits remain outstanding. One limit of $36 million was exhausted from the impact of Hurricane Michael in October 2018. The first reinstatement of limits is prepaid and the second or final reinstatement requires additional premium. Only the portion of the limit utilized to indemnify losses from an event mandatorily reinstates; the remaining reinstatement limit remains available and will be used as future events erode the per occurrence contract limit. Reinsurance premium is subject to redetermination for exposure changes.
Mandatory FHCF Contracts indemnify qualifying personal lines property losses caused by storms the National Hurricane Center declares to be hurricanes. The contracts provide 90% of $180 million of limits in excess of retention with no reinstatement of limits. The limits and retentions of the mandatory FHCF contracts are calculated independently for CKIC and CKI and are subject to re-measurement based on June 30, 2018 exposure data. For each of the two largest hurricanes, the retention is $56 million and retention equal to one third of that amount, or approximately $19 million, is applicable to all other hurricanes for the season beginning June 1, 2018. In addition, the FHCF’s retention is subject to adjustment upward or downward to an actual retention based on submitted exposures to the FHCF by all participants. $113 million of limit was exhausted from the impact of Hurricane Michael and $67 million of the limit remains outstanding.
Excess contract reinsures personal lines property excess catastrophe losses caused by multiple perils in Florida. The contract is a two-year term contract effective June 1, 2018 to May 31, 2020 and provides $249 million of reinsurance limits each contract year. For the June 1, 2018 to May 31, 2019 term, the contract provides one limit of $249 million in excess of a $20 million retention and is 100% placed. Recoveries from the Below FHCF contract and Mandatory FHCF contracts inure to the benefit of this contract. For the second contract year, the retention and inuring coverages can be adjusted, within a range and for a premium. The contract does not include a reinstatement of limits. $42 million of limit was exhausted for Hurricane Michael. Reinsurance premium is subject to redetermination for exposure changes.
Sanders Re 2017-2 is a three-year term contract with a risk period effective June 1, 2017 through May 31, 2020. It reinsures qualifying personal lines property losses caused by a named storm event, a severe thunderstorm event, an earthquake event, a wildfire event, a volcanic eruption event, or a meteorite impact event in Florida as events declared by various reporting agencies, including PCS and as defined in the contract. The contract provides limits of $200 million in excess of a $20 million retention and in excess of “stated reinsurance.” For the June 1, 2018 to May 31, 2019 risk period, stated reinsurance is defined to include the Below FHCF contract, the Mandatory FHCF contracts, which are deemed to exhaust due to loss occurrences subject to the non-FHCF contracts, and the Excess contract. Stated reinsurance is deemed to be provided on a multiple peril basis under the terms of the non-FHCF contracts and includes an erosion feature, which provides that upon the exhaustion of a portion of the stated reinsurance, coverage under the Sanders Re contract shall be concurrently placed above and contiguous to the unexhausted portion of the stated reinsurance, if any. The Sanders Re 2017-2 contract contains a variable reset option, which Castle Key may invoke for risk periods subsequent to the first risk period and which allows for the annual adjustment of the contract’s attachment and exhaustion levels. The variable reset option requires a premium adjustment. The contract does not contain a restatement of limits.
The Company’s New Jersey, Pennsylvania, Kentucky, Florida and Southeast States and California reinsurance agreements are described below.
New Jersey Excess Catastrophe Reinsurance Agreement comprises two existing contracts and a newly placed contract that reinsures personal lines property and automobile excess catastrophe losses in New Jersey caused by multiple perils. The newly placed contract effective June 1, 2018, also includes coverage for commercial lines property and automobile (physical damage only) catastrophe losses.
The contracts expire May 31, 2019, May 31, 2020 and May 31, 2021, and provide 31.67%, 31.67% and 31.66%, respectively, of $400 million of limits excess of a provisional $139 million retention, a $142 million retention, and a $150 million retention, respectively. Each contract includes one mandatory reinstatement of limits per contract year with premium due. The reinsurance premium and retention are subject to redetermination for exposure changes on an annual basis.
Kentucky Earthquake Excess Catastrophe Reinsurance Contract is a three-year contract that reinsures personal lines property excess catastrophe losses in Kentucky caused by earthquakes and fires following earthquakes. The contract expires May 31, 2020 and provides three limits of $28 million in excess of a $2 million retention with two limits being available in any one contract year and is 95% placed. The reinsurance premium and retention are not subject to redetermination for exposure changes.
Aggregate Excess Catastrophe Florida and Southeast States Reinsurance Contract provides $250 million of reinsurance limits for losses to personal lines and commercial lines automobile business (physical damage only) arising out of multiple perils and provided such losses arise out of a company declared catastrophe and result in qualifying losses in the State of Florida. Once qualifying losses are incurred in the State of Florida, coverage is also provided for losses to personal lines and commercial lines automobile business (physical damage only) arising out of the same catastrophe and occurring in Alabama, Georgia, Louisiana, Mississippi, North Carolina and South Carolina. The $250 million of reinsurance limits is subject to a $250 million aggregate retention for losses arising out of one or all qualifying catastrophes commencing during the contract’s one-year term. The contract does not include a restatement of limits.
California E&S Earthquake Contract comprises one contract which reinsures personal lines property catastrophe losses in California caused by earthquake and insured by our excess and surplus lines insurer. The contract is a three-year contract that is effective June 30, 2018 and expires June 30, 2021. Unlike the contracts comprising the Nationwide Program, the E&S Earthquake agreement provides reinsurance on a 100% quota share basis with no retention. The agreement reinsures only shake damage resulting from the earthquake peril.
Other reinsurance programs
The Company’s other reinsurance programs relate to asbestos, environmental, and other liability exposures. These programs include reinsurance recoverables of $165 million and $167 million from Lloyd’s of London as of December 31, 2018 and 2017, respectively. Excluding Lloyd’s of London, the largest reinsurance recoverable balance the Company had outstanding was $60 million and $61 million from Westport Insurance Corporation as of December 31, 2018 and 2017, respectively.
Developments in the insurance and reinsurance industries have fostered a movement to segregate asbestos, environmental and other discontinued lines exposures into separate legal entities with dedicated capital. Regulatory bodies in certain cases have supported these actions. The Company is unable to determine the impact, if any, that these developments will have on the collectability of reinsurance recoverables in the future.
Lloyd’s of London, through the creation of Equitas Limited (“Equitas”), implemented a restructuring to solidify its capital base and to segregate claims for years prior to 1993. In 2007, Berkshire Hathaway’s subsidiary, National Indemnity Company, assumed responsibility for the Equitas’ claim liabilities through a loss portfolio transfer reinsurance agreement and continues to runoff the Equitas’ claims.
Life and annuity reinsurance recoverables
The Company reinsures certain life insurance and annuity risks to other insurers primarily under yearly renewable term, coinsurance, modified coinsurance and coinsurance with funds withheld agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance and coinsurance with funds withheld are similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of fourteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business.

Retention limits by period of policy issuance
Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.36 billion and $1.35 billion as of December 31, 2018 and 2017, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements. In 2018, premiums and contract charges of $72 million, contract benefits of $87 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $14 million were ceded to Prudential. In 2017, premiums and contract charges of $76 million, contract benefits of $7 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $15 million were ceded to Prudential. In 2016, premiums and contract charges of $78 million, contract benefits of $21 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $15 million were ceded to Prudential. In addition, as of December 31, 2018 and 2017, the Company had reinsurance recoverables of $118 million and $139 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.) Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2018, the trust held $5.94 billion of investments, which are reported in the Consolidated Statement of Financial Position.
As of December 31, 2018, the gross life insurance in force was $450.60 billion of which $81.19 billion was ceded to the unaffiliated reinsurers.

Reinsurance recoverables on paid and unpaid benefits
	As of December 31,
($ in millions)	2018	2017
Annuities	$1,381	$1,370
Life insurance	776	817
Other	142	167
Total	$2,299	$2,354

As of December 31, 2018 and 2017, approximately 93% and 92%, respectively, of the reinsurance recoverables are due from companies rated A- or better by S&P.